Business combinations	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about business combination [abstract]
Business combinations

4. Business combinations

Leucrotta Exploration Inc.

On May 31, 2022, Vermilion closed the acquisition of all outstanding common shares of Leucrotta Exploration Inc. (“Leucrotta”), a Canadian publicly listed, Montney-focused oil and natural gas exploration and development company. The primary asset acquired is the Mica property, comprised of 81,000 gross (77,000 net) contiguous acres of Montney mineral rights in the Peace River Arch straddling the Alberta and British Columbia borders.

Prior to May 31, 2022, Vermilion controlled 7,536,800 common shares of Leucrotta. On May 31, 2022, Vermilion transferred consideration and assumed ownership of all remaining outstanding common shares of Leucrotta. The acquisition was funded through Vermilion’s revolving credit facility.

The total consideration and the fair value of the assets acquired and liabilities assumed at the date of acquisition are detailed in the table below:

Consideration
Cash consideration paid	486,488
Fair value of previously held equity interest	13,039
Total consideration	499,527

Allocation of consideration
Cash acquired	2,659
Capital assets	559,094
Exploration and evaluation assets	43,227
Deferred tax liabilities	(97,891)
Asset retirement obligations	(1,440)
Derivative liability	(339)
Acquired working capital deficiency	(5,783)
Net assets acquired	499,527

The results of operations from the assets acquired and liabilities assumed have been included in Vermilion’s consolidated financial statements beginning May 31, 2022 and have contributed revenues of $55.7 million and net earnings of $17.1 million. Had the acquisition occurred on January 1, 2022, consolidated petroleum and natural gas revenue would have been $3,444.7 million and consolidated net earnings would have been $1,322.0 million for the year ended December 31, 2022.